                             LETTER OF TRANSMITTAL
                       TO TENDER SHARES OF COMMON STOCK
                                      OF
                         ADVANCED LOGIC RESEARCH, INC.
                           AT $15.50 PER SHARE, NET
             PURSUANT TO THE OFFER TO PURCHASE DATED JUNE 24, 1997
                                      BY
                        DEUCE ACQUISITION CORPORATION,
                           A WHOLLY-OWNED SUBSIDIARY
                                      OF
                              GATEWAY 2000, INC.

 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
         TIME, ON TUESDAY, JULY 22, 1997 UNLESS THE OFFER IS EXTENDED.


                       THE DEPOSITARY FOR THE OFFER IS:

                    FIRST CHICAGO TRUST COMPANY OF NEW YORK

           By Mail:                 By Overnight Courier:                By Hand:
  First Chicago Trust Company    First Chicago Trust Company    First Chicago Trust Company
          of New York                    of New York                    of New York
   Attn: Tenders & Exchanges      Attn: Tenders & Exchanges      Attn: Tenders & Exchanges
 P.O. Box 2565, Suite 4660-ALR         Suite 4680-ALR               c/o THE DEPOSITORY
  Jersey City, NJ 07303-2565      14 Wall Street, 8th Floor            TRUST COMPANY
                                     New York, NY 10005          55 Water Street, DTC TAD
                                                                     Vietnam Veterans
                                                                      Memorial Plaza
                                                                    New York, NY 10041

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED THEREFOR, WITH SIGNATURE GUARANTEE IF REQUIRED, AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW. SEE INSTRUCTION 1.

  THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  This Letter of Transmittal is to be completed by stockholders either if certificates (the "Share Certificates") evidencing Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of Shares is to be made by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company or the Philadelphia Depository Trust Company (the "Book-Entry Transfer Facilities") pursuant to the book-entry transfer procedures described in Section 3 of the Offer to Purchase (as defined below).

  Stockholders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) or who cannot complete the procedures for delivery by book-entry transfer on a timely basis and who wish to tender their Shares must do so pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

[_]CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE
   DEPOSITARY'S ACCOUNT AT A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE
   FOLLOWING:

Name of Tendering Institution: ________________________________________________

CHECK BOX OF APPLICABLE BOOK-ENTRY TRANSFER FACILITY:

(CHECK ONE)  [_] THE DEPOSITORY TRUST COMPANY
             [_] PHILADELPHIA DEPOSITORY TRUST COMPANY
Account Number: _______________________________________________________________

Transaction Code Number: ______________________________________________________

[_]CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED
   DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s): ______________________________________________

Window Ticket No. (if any): ___________________________________________________

Date of Execution of Notice of Guaranteed Delivery: ___________________________

Name of Institution which Guaranteed Delivery: ________________________________

                        DESCRIPTION OF SHARES TENDERED

--------------------------------------------------------------------------------------------------------------
            NAME(S) AND ADDRESS(ES)
  OF REGISTERED HOLDER(S) (PLEASE FILL IN, IF
    BLANK, EXACTLY AS NAME(S) APPEAR(S) ON
  SHARE CERTIFICATE(S) AND SHARE(S) TENDERED
             SHARE CERTIFICATE(S)              (ATTACH ADDITIONAL LIST, IF NECESSARY)
--------------------------------------------------------------------------------------------------------------
                                                                                      TOTAL NUMBER
                                                                                           OF
                                                                                         SHARES
                                                                                       REPRESENTED  NUMBER OF
                                                                                        BY SHARE      SHARES
                                                         SHARE CERTIFICATE            CERTIFICATES* TENDERED**
                                    ------------------------------------------------------------------------
                                    ------------------------------------------------------------------------
                                    ------------------------------------------------------------------------
                                    ------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

  *Need not be completed by stockholders delivering Shares by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all Shares evidenced by each Share Certificate delivered to the Depositary are being tendered hereby. See Instruction 4.

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE INSTRUCTIONS SET
     FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

  The undersigned hereby tenders to Deuce Acquisition Corporation, a Delaware corporation (the "Purchaser") and wholly-owned subsidiary of Gateway 2000, Inc., a Delaware corporation ("Parent"), all outstanding shares of common stock, par value $.01 per share (the "Shares"), of Advanced Logic Research, Inc., a Delaware corporation (the "Company"), pursuant to Purchaser's offer to purchase all Shares, at a price of $15.50 per Share, net to seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated June 24, 1997 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase, constitute the "Offer"). The undersigned understands that Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more affiliates of Parent, the right to purchase all or any portion of the Shares tendered pursuant to the Offer.

  Subject to, and effective upon, acceptance for payment of the Shares tendered herewith, in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all the Shares that are being tendered hereby and all dividends, distributions (including, without limitation, distributions of additional Shares) and rights declared, paid or distributed in respect of such Shares on or after June 19, 1997 (collectively, "Distributions") and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Share Certificates for such Shares and all Distributions, or transfer ownership of such Shares and all Distributions on the account books maintained by a Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) present such Shares and all Distributions for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms of the Offer.

  The undersigned hereby irrevocably appoints David J. McKittrick and William
M. Elliott, Esq., and each of them, as such stockholder's attorneys and proxies, each with full power of substitution, to vote in such manner as each such attorney or proxy or his substitute shall, in his sole discretion, deem proper, and otherwise act (by written consent or otherwise) with respect to all the Shares tendered hereby which have been accepted for payment by Purchaser prior to the time of such vote or other action (and any and all other Shares or securities issued or issuable in respect thereof on or after June 19, 1997). This proxy and power of attorney is coupled with an interest in the Shares tendered hereby, is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment by Purchaser of such Shares in accordance with the terms of the Offer. Upon such acceptance for payment, all prior proxies and powers of attorney granted by such stockholder will, without further action, be revoked, and no subsequent proxy or power of attorney may be given nor any subsequent written consent executed by such stockholder (and if given or executed, shall not be effective). The designees of Purchaser will be empowered, with respect to such Shares for which the appointment is effective, to exercise all voting and other rights (whether by written consent or otherwise) of such stockholder as they, in their sole discretion, may deem proper at any annual or special meeting of the Company's stockholders or any adjournment of postponement thereof, by written consent in lieu of any such meeting or otherwise. The undersigned understands that, in order for Shares to be deemed validly tendered, immediately upon Purchaser's acceptance of such Shares, Purchaser must be able to exercise full voting rights with respect to such Shares.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions, that when such Shares are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Shares and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby, or deduct from such purchase price, the amount or value of such Distribution as determined by Purchaser in its sole discretion.

  All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall not be affected by, and all such authority shall survive, the death or incapacity of the undersigned. Any obligations of the undersigned hereunder shall be binding upon the heirs, executors, administrators and legal and personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

  The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute the acceptance of the undersigned of the terms and conditions of the Offer. Purchaser's acceptance of such Shares for payment will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer.

  Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please issue the check for the purchase price of all Shares purchased, and return all Share Certificates evidencing Shares not purchased or not tendered in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail the check for the purchase price of all Shares purchased and all Share Certificates evidencing Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown above under "Description of Shares Tendered." In the event that both the Special Payment Instructions and the Special Delivery Instructions are completed, please issue the check for the purchase price of all Shares purchased and return all Share Certificates evidencing Shares not tendered or accepted for payment in the name(s) of, and mail such check and Share Certificates to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please credit any Shares tendered hereby and delivered by book-entry transfer, but which are not purchased, by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name(s) of the registered holder(s) thereof if Purchaser does not purchase any of the Shares tendered hereby.



     SPECIAL PAYMENT INSTRUCTIONS            SPECIAL DELIVERY INSTRUCTIONS
   (SEE INSTRUCTIONS 1, 5, 6 AND 7)

                                          (SEE INSTRUCTIONS 1, 4, 5, 6 AND 7)

 To be completed ONLY if Share            To be completed ONLY if Share
 Certificates for Shares not              Certificates for Shares not
 tendered or not purchased and/or         tendered or not purchased and/or
 the check for the purchase price of      the check for the purchase price of
 Shares purchased are to be issued        Shares purchased are to be sent to
 in the name of someone other than        someone other than the undersigned,
 the undersigned, or if Shares            or to the undersigned at an address
 tendered hereby and delivered by         other than that shown above.
 book-entry transfer which are not
 purchased are to be returned by
 credit to an account maintained at
 a Book-Entry Transfer Facility
 other than that designated above.

                                          Issue check and/or certificate to:

                                          Name _______________________________
                                                     (Please Print)

                                          Address ____________________________

 Issue check and/or certificate to:

 Name _______________________________
            (Please Print)

                                          ____________________________________
 Address ____________________________

                                                   (Include Zip Code)

 ____________________________________     ____________________________________
                                             (Tax Identification or Social
          (Include Zip Code)                        Security Number)
 ____________________________________


    (Tax Identification or Social
           Security Number)

 [_] Credit unpurchased Shares
  delivered by book-entry transfer
  to the Book-Entry Transfer
  Facility account set forth
  below.

 Check Appropriate box.

 [_] The Depository Trust Company

 [_] Philadelphia Depository Trust
 Company

 __________________________________
          (Account Number)

                                   IMPORTANT
                            STOCKHOLDERS: SIGN HERE
               (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON REVERSE)

X _____________________________________________________________________________

X _____________________________________________________________________________
                          (SIGNATURE(S) OF HOLDER(S)

Dated: _____________________, 1997

  (Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by Share Certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information. See Instructions 1 and 5.)

Name(s) _______________________________________________________________________

_______________________________________________________________________________
                                (Please Print)

Capacity (Full Title) _________________________________________________________
                              (See Instruction 5)

Address _______________________________________________________________________

_______________________________________________________________________________
                              (Include Zip Code)

Area Code and Telephone Number ________________________________________________

Taxpayer Identification or Social Security No. ________________________________
                                     (Complete Substitute Form W-9 on Reverse
                                     Side)

                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED--SEE INSTRUCTIONS 1 AND 5)

Authorized Signature __________________________________________________________

Name __________________________________________________________________________
                                (Please Print)

Title _________________________________________________________________________

Name of Firm __________________________________________________________________

Address _______________________________________________________________________
                              (Include Zip Code)

_______________________________________________________________________________

Area Code and Telephone Number ________________________________________________

Dated: _____________________, 1997

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if (a) this Letter of Transmittal is signed by the registered holder of the Shares (which term, for purposes of this document, includes any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the Shares) tendered herewith unless such holder has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on the reverse hereof or (b) such Shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution.

  2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARE CERTIFICATES. This Letter of Transmittal is to be completed by stockholders either if Share Certificates are to be forwarded herewith or if tenders of Shares are to be made pursuant to the procedures for delivery by book-entry transfer set forth in Section 3 of the Offer to Purchase. Share Certificates evidencing all physically tendered Shares, or any Book Entry Confirmation of Shares, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or an Agent's Message (as defined in the Offer to Purchase) in connection with a book-entry transfer facility, and any other documents required by this Letter of Transmittal, must, in any case, be received by the Depositary at its addresses set forth herein on or prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). If Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Stockholders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary on or prior to the Expiration Date or who cannot complete the procedures for delivery by book-entry transfer on a timely basis may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. Pursuant to such procedures: (a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received by the Depositary prior to the Expiration Date; and (c) the Share Certificates evidencing all physically delivered Shares in proper form for transfer by delivery, or Book Entry Confirmation of Shares, in each case together with properly completed and duly executed Letter of Transmittal (or a facsimile thereof), unless an Agent's Message is utilized, properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depositary within three National Association of Securities Dealers, Inc. Automated Quotation/National Market System trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

  THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE SHARE CERTIFICATE AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND SOLE RISK OF THE TENDERING STOCKHOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

  No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or a facsimile hereof), waive any right to receive any notice of the acceptance of their Shares for payment.

  3. INADEQUATE SPACE. If the space provided herein under "Description of Shares Tendered" is inadequate, the Share Certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

  4. PARTIAL TENDER. (Not applicable to stockholders who tender by book-entry transfer). If fewer than all the Shares evidenced by any Share Certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such cases, new Share Certificate(s) evidencing the remainder of the Shares that were evidenced by your old Share Certificates will be sent to you as soon as practicable after the Expiration Date. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Share Certificates without alteration, enlargement or any change whatsoever.

  If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any tendered Shares are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Share Certificates.

  If this Letter of Transmittal or any Share Certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of such person's authority to so act must be submitted.

  When this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of Share Certificates or separate stock powers are required unless payment or Share Certificates for Shares not tendered or purchased are to be issued to a person other than the registered owner(s). Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares listed, the Share Certificate(s) must be endorsed in blank or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) or stock powers must be guaranteed by an Eligible Institution.

  6. STOCK TRANSFER TAXES. Except as set forth in this Instruction 6, Purchaser will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of purchased Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if Share Certificate(s) for Shares not tendered or purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Share Certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE SHARE CERTIFICATES EVIDENCING THE SHARES TENDERED HEREBY.

  7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any Shares tendered hereby is to be issued, or Share Certificate(s) for unpurchased Shares are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if a check is to be sent or such Share Certificates are to be returned to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account maintained at a Book-Entry Transfer Facility as such stockholder may designate hereon. If no such instructions are given, such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above as the account from which such Shares were delivered.

  8. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses or telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

  9. SUBSTITUTE FORM W-9. The tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 which is provided under "Important Tax Information" below, and to certify, under penalties of perjury, that such number is correct and that such stockholder is not subject to backup withholding of federal income tax. If a tendering stockholder has been notified by the Internal Revenue Service that such stockholder is subject to backup withholding, such stockholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such stockholder has since been notified by the Internal Revenue Service that such stockholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to 31% federal income tax withholding on the payment of the purchase price . If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such stockholder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% on all payments of the purchase price to such stockholder until a TIN is provided to the Depositary.

  10. LOST, DESTROYED OR STOLEN SHARE CERTIFICATES. If any Share Certificate(s) representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Information Agent. The stockholder will then be instructed as to the steps that must be taken in order to replace the Share Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Share Certificates have been followed.

  IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF), PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES AND SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

  Under the federal income tax law, a stockholder whose tendered Shares are accepted for payment is required by law to provide the Depositary (as payer) with such stockholder's correct TIN on Substitute Form W-9 below. If such stockholder is an individual, the TIN is such stockholder's social security number. If a tendering stockholder is subject to backup withholding, he or she must cross out Item (2) of the Certification box on the Substitute Form W-9. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding. In addition, if a stockholder makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for such statement, a $500 penalty may also be imposed by the Internal Revenue Service.

  Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements may be obtained from the Depositary. Exempt stockholders, other than foreign individuals, should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9 below and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. A stockholder should consult his or her tax advisor as to such stockholder's qualification for exemption from backup withholding and the procedure for obtaining such exemption.

  If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

  To prevent federal income tax backup withholding on payments of cash that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder must provide the Depositary with such stockholder's correct TIN by completing the form below certifying under penalties of perjury
(a) that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN) and (b) that (i) such stockholder has not been notified by the Internal Revenue Service that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such stockholder that such stockholder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

  The stockholder is required to give the Depositary the social security number or employer identification number of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% of all payments of the purchase price until a TIN is provided to the Depositary.

PAYER'S NAME: FIRST CHICAGO TRUST COMPANY OF NEW YORK


                          PART I--PLEASE PROVIDE
        SUBSTITUTE        YOUR TIN IN THE BOX AT   ___________________________
         FORM W-9         RIGHT AND CERTIFY BY        SOCIAL SECURITY NUMBER
                          SIGNING AND DATING BELOW.


    Department of the                              OR ________________________
Treasury Internal Revenue                             EMPLOYER IDENTIFICATION
         Service                                               NUMBER

                          -----------------------------------------------------
                          PART II--For Payees exempt from backup withholding, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 and complete as instructed therein.


 Payer's Request for Tax-                             (If awaiting TIN write
payer Identification Num-                                 "Applied For")
        ber (TIN)
-------------------------------------------------------------------------------
CERTIFICATION--Under the penalties of perjury, I certify that:
 (1) The number shown on this form is my correct Taxpayer Identification Num-ber (or a Taxpayer Identification Number has not been issued to me) and either (a) I have mailed or delivered an application to receive a Tax-payer Identification Number to the appropriate Internal Revenue Service ("IRS") or Social Security Administration office or (b) I intend to mail or deliver an application in the near future. (I understand that if I do not provide a Taxpayer Identification Number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I pro-vide a number); and
 (2) I am not subject to backup withholding either because I have not been no-tified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

 CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you re-ceived another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines).

-------------------------------------------------------------------------------

SIGNATURE ___________________________________ DATE ____________ , 1997


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
     WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THIS OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

  Facsimiles of the Letter of Transmittal, properly completed and duly signed, will be accepted. The Letter of Transmittal, Share Certificates and any other required documents should be sent or delivered by each stockholder to such stockholder's broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of its addresses set forth below.
                       THE DEPOSITARY FOR THE OFFER IS:

                    FIRST CHICAGO TRUST COMPANY OF NEW YORK

          By Mail                 By Overnight Courier:               By Hand:
    First Chicago Trust        First Chicago Trust Company   First Chicago Trust Company
     Company of New York               of New York                   of New York
  Attn: Tenders & Exchanges    Attn:  Tenders & Exchanges     Attn: Tenders & Exchanges
 P.O. Box 2565, Suite 4660-          Suite 4680-ALR              c/o THE DEPOSITORY
             ALR                14 Wall Street, 8th Floor           TRUST COMPANY
 Jersey City, NJ 07303-2565        New York, NY  10005        55 Water Street, DTC TAD
                                                                  Vietnam Veterans
                                                                   Memorial Plaza
                                                                 New York, NY 10041

  Questions or request for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers listed below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent. A stockholder may also contact brokers, dealers, commercial banks or trust companies for assistance concerning the Offer.

                                        The Information Agent for the Offer is:

                                             [LOGO OF GEORGESON & COMPANY INC.]
                                                              Wall Street Plaza
                                                       New York, New York 10005
                                  Banks and Brokers call collect (212) 440-9800
                                                 Call Toll Free: 1-800-223-2064


                                           The Dealer Manager for the Offer is:

                                        [LOGO OF DUETSCHE MORGAN GRENFELL INC.]
                                                  Deutsche Morgan Grenfell Inc.
                                                            1550 El Camino Real
                                                                      Suite 100
                                                           Menlo Park, CA 94025
                                  Banks and Brokers call collect (415) 614-5050
                                                 Call Toll Free: 1-888-DMG-4TEC